UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Stellus Capital Investment Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

STELLUS CAPITAL INVESTMENT CORPORATION
4400 Post Oak Parkway, Suite 2200
Houston, Texas 77027
(713) 292-5400
April [  ], 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Stellus Capital Investment Corporation to be held virtually on June 16, 2026 at 10:00 a.m., Central Time. The Annual Meeting will be held solely on the internet by virtual means. Only stockholders of record at the close of business on April 15, 2026 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, among other things, you will be asked to (i) reelect one director of the Company nominated by the Company’s Board of Directors, and (ii) approve the new investment advisory agreement (the “New Investment Advisory Agreement”) between the Company and Stellus Capital Management, LLC (“Stellus Capital Management” or the “Advisor”).
The Advisor has advised the Company’s board of directors (the “Board”) that it has entered into an agreement pursuant to which Ridgepost Capital, LLC (f/k/a P10 Intermediate Holdings LLC), an affiliate of Ridgepost Capital, Inc. (f/k/a P10, Inc.) (“Ridgepost” or the “New Owner”), will acquire all of the outstanding equity interests in Stellus Capital Management, which will result in a change in control of the Advisor (the “Advisor Change in Control”). The consummation of the Advisor Change in Control will result in an assignment and corresponding termination of the current investment advisory agreement, dated as of October 26, 2012, between the Company and the Advisor (the “Existing Investment Advisory Agreement”) in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Although the ownership of Stellus Capital Management will change in connection with the completion of the Advisor Change in Control, it is important to note that Stellus Capital Management does not expect any changes to the current provision of investment advisory services to the Company in connection with the Advisor Change in Control, nor are the terms of the New Investment Advisory Agreement compared to the Existing Investment Advisory Agreement. The Advisor will continue to serve as the investment adviser to the Company and will be the counterparty to the New Investment Advisory Agreement, as with the Existing Investment Advisory Agreement. The proposed Advisor Change in Control is expected to occur in the middle of 2026.
Shareholders of the Company are being asked to approve the New Investment Advisory Agreement, the terms of which are identical to those contained in the Existing Investment Advisory Agreement, other than the date and term thereof, as described in the accompanying proxy statement. The 1940 Act requires that the New Investment Advisory Agreement be approved by both a majority of the Company’s non-interested directors (the “Independent Directors”) and “a majority of the outstanding voting securities” of the Company, as that term is defined under the 1940 Act. While the Advisor Change in Control contemplates the transfer of all of the outstanding equity interests of Stellus Capital Management to the New Owner, each of Stellus Capital Management’s and the Company’s investment strategy and team, including the Company’s executive officers, are expected to remain unchanged, and the Advisor Change in Control is not expected to have a material impact on the Company’s operations. As a result, to prevent any disruption in the Advisor’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Advisor Change in Control, the Company is seeking shareholder approval of the New Investment Advisory Agreement, to take effect at the time of the Advisor Change in Control. All terms will remain unchanged from the Existing Investment Advisory Agreement, other than the date and term of the New Investment Advisory Agreement. The Board, including all of the Independent Directors, has unanimously approved the New Investment Advisory Agreement and believes it to be in the best interests of the Company and its shareholders.
In evaluating the New Investment Advisory Agreement, the Board requested, and received, information and materials regarding the Advisor and its affiliates, the New Owner, and the Advisor Change in Control. The Board believes that the Company and its shareholders will benefit because it will allow the Advisor to continue to provide investment advisory services to the Company. Management believes that the Advisor Change in Control will combine the benefits of the extensive experience of the Advisor’s investment professionals with the resources of Ridgepost. The Board and the Company’s management further believe that the features below are key elements of the Advisor Change in Control that will be beneficial to the Company’s shareholders:
•
Consistency in leadership: Following the Advisor Change in Control, the Company’s current management team are expected to remain in their roles with the access and ability to add key resources to execute the Company’s investment objectives.

•
Increased access to investment opportunities: Access to Ridgepost’s platform will provide the Company with increased access to lower middle market private equity firms and other Ridgepost relationships to enhance deal origination channels, strengthen sourcing capabilities, and access a broader range of investment opportunities designed to enhance the Company’s stockholder value.

•
Access to additional administrative resources: Following the Advisor Change in Control, the Company will have access to broader information technology capabilities and resources and will share in efficiencies in middle and back office best practices.

Section 15(f) of the 1940 Act (“Section 15(f)”) provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied: (1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser, and (2) during the two years after the transaction, an “unfair burden” is not imposed on the investment company as a result of the sale of such interest. In order to ensure compliance with the Section 15(f) safe harbor provisions, Dean D’Angelo, director and “interested person” of the Advisor, has informed the Board that he intends to resign from his position as director effective upon the closing of the Advisor Change in Control. As a result, the Board is expected to meet this requirement at the time of the consummation of the Advisor Change in Control, and for the three (3)-year period thereafter. Following the closing of the Advisor Change in Control, Mr. D’Angelo is expected to continue to serve in his existing role at the Advisor.
It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting over the internet, by telephone or by returning your proxy card via mail in the envelope provided. Your vote is important.
We look forward to seeing you at the Annual Meeting.
Sincerely yours,
Robert T. Ladd
Chairman of the Board, President
and Chief Executive Officer
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 16, 2026.
Our proxy statement and annual report on Form 10-K for the year ended December 31, 2025 are available at the following cookies-free website that can be accessed anonymously: https://web.viewproxy.com/SCM/2026.

STELLUS CAPITAL INVESTMENT CORPORATION
4400 Post Oak Parkway, Suite 2200
Houston, Texas 77027
(713) 292-5400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2026
To the Stockholders of Stellus Capital Investment Corporation:
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Stellus Capital Investment Corporation (the “Company”), a Maryland corporation, will be held virtually on June 16, 2026, at 10:00 a.m. Central Time, for the following purposes:
1.
To elect one director of the Company nominated by the Company’s Board of Directors (the “Board”) and named in this proxy statement who will serve for three years or until his successor is elected and qualified;

2.
To approve a new investment advisory agreement between the Company and Stellus Capital Management, LLC;

3.
To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

4.
To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

The Annual Meeting will be held solely on the internet by virtual means.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.
The enclosed proxy statement is also available under the “Public (SCIC)” heading at www.stelluscapital.com. This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K to stockholders. Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (713) 292-5400.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 15, 2026. Whether or not you expect to be present in person (virtually) at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered stockholder, you may also vote your proxy prior to the Annual Meeting electronically by telephone or over the internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.
By Order of the Board
W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer,
Secretary and Treasurer
Houston, Texas
April [  ], 2026
This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically by telephone or over the internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

STELLUS CAPITAL INVESTMENT CORPORATION
4400 Post Oak Parkway, Suite 2200
Houston, Texas 77027
(713) 292-5400
PROXY STATEMENT
2026 Annual Meeting of Stockholders
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Stellus Capital Investment Corporation (the “Company,” “we,” “us” or “our”), a Maryland corporation, for use at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 16, 2026, at 10:00 a.m. Central Time. The Annual Meeting will be held solely on the internet by virtual means. This proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are first being sent to stockholders on or about April [  ], 2026.
This proxy statement is also available via the internet under the “Public (SCIC)” heading at www.stelluscapital.com. The website also includes electronic copies of the form of proxy and the Company’s Annual Report.
On February 5, 2026, Stellus Capital Management, LLC (“Stellus Capital Management” or the “Advisor”) announced that it has entered into an agreement (the “Purchase Agreement”) pursuant to which Ridgepost Capital, LLC (f/k/a P10 Intermediate Holdings LLC), an affiliate of Ridgepost Capital, Inc. (f/k/a P10, Inc.) (“Ridgepost” or “New Owner”), will acquire all of the outstanding equity interests in Stellus Capital Management, which will result in a change of control of the Advisor (the “Advisor Change in Control”). The consummation of the Advisor Change in Control will result in an assignment and corresponding termination of the current investment advisory agreement, dated as of October 26, 2012, between the Company and the Advisor (the “Existing Investment Advisory Agreement”) in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Annual Meeting, or if you vote your proxy prior to the Annual Meeting electronically by telephone or over the internet by following the instructions included with your proxy card, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares prior to the Annual Meeting electronically via the internet or by telephone. This program provides eligible stockholders who receive a copy of the Company’s Annual Report and proxy statement, either by paper or electronically, the opportunity to vote prior to the Annual Meeting via the internet or by telephone. If your voting form does not reference internet or telephone voting information, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR THROUGH THE INTERNET.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 16, 2026.
Our proxy statement and annual report on Form 10-K for the year ended December 31, 2025 are available at the following cookies-free website that can be accessed anonymously: https://web.viewproxy.com/SCM/2026.

How can I attend the Annual Meeting?
We will hold the Annual Meeting solely by virtual means on June 16, 2026, at 10:00 a.m. Central Time.
If eligible, you or your proxy may attend the Annual Meeting by virtual means by registering at https://web.viewproxy.com/SCM/2026 by 11:59 PM ET on June 15, 2026. You will then receive a meeting invitation by e-mail with your unique join link and password prior to the Annual Meeting date, and will be able to listen, vote, and submit questions during the virtual Annual Meeting.
Who can vote at the Annual Meeting?
Only record or beneficial owners of the Company’s common stock as of the close of business on April 15, 2026 or their proxies may attend the Annual Meeting. On the record date, there were [•] shares of common stock outstanding and entitled to vote. If you are a record holder, your virtual control number will be on your proxy card. If you are a beneficial holder (i.e., you hold your shares beneficially through a bank, broker, or other nominee), you must provide a legal proxy from your bank or broker during the registration process, and then be assigned a virtual control number, in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy from your bank or broker, you will not be able to vote your shares at the Annual Meeting, but can still attend the Annual Meeting so long as you demonstrate proof of stock ownership.
Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/SCM/2026.
What am I voting on at the Annual Meeting?
The Company’s stockholders are being asked to vote on the following proposals at the Annual Meeting:
1.
To elect one director of the Company nominated by the Board and named in this proxy statement who will serve for three years or until his successor is elected and qualified;

2.
To approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Company and Stellus Capital Management;

3.
To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and

4.
To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

Why am I being asked to vote on the New Investment Advisory Agreement?
The Company currently receives investment advisory services from the Advisor pursuant to the Existing Investment Advisory Agreement. On February 5, 2026, the Advisor informed the Board that it has entered into the Purchase Agreement pursuant to which Ridgepost will acquire all of the outstanding equity interests in Stellus Capital Management, which will result in the Advisor Change in Control. The consummation of the Advisor Change in Control will result in an assignment and corresponding termination of the Existing Investment Advisory Agreement in accordance with the requirements of the 1940 Act. The Company is not a party to the Purchase Agreement relating to the Advisor Change in Control. If approved, the Advisor will continue to serve as the investment adviser to the Company and will be the counterparty to the New Investment Advisory Agreement.
Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as will be caused by the Advisor Change in Control, constitutes an “assignment.” Section 15(a) of the 1940 Act provides that an investment advisory contract terminates on its “assignment.” Accordingly, in order to permit the Advisor to continue to provide investment advisory services to the Company after the closing of the Advisor Change in Control, a new investment advisory agreement must be approved by (A) the Board, including a majority of the members of the Board who are not affiliated with either the Company or the Advisor and who are not otherwise “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), and (B) the Company’s stockholders by the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the Annual Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Annual Meeting or (2) more than 50% of the outstanding common stock present or represented by proxy and entitled to vote at the Annual Meeting. The Advisor and the New Owner have requested that the Board approve the New Investment Advisory Agreement and that the Board seek stockholder approval of the New Investment Advisory Agreement. A copy of the proposed form of the New Investment Advisory Agreement, as approved by the Board, is attached to this Proxy Statement as Exhibit A. All terms of the New Investment Advisory Agreement are unchanged from the Existing Investment Advisory Agreement, other than the date and term of the New Investment Advisory Agreement.
In evaluating the New Investment Advisory Agreement, the Board, including Independent Directors, reviewed and discussed certain materials furnished separately by the Advisor and Ridgepost and certain other information that the Board deemed relevant. The Board, including Independent Directors, reviewed and discussed these materials at several meetings and believes approving the New Investment Advisory Agreement is in the best interests of the Company and its stockholders for the reasons described in the section of this Proxy Statement below captioned “Certain Board of Directors Considerations Regarding the Approval of the New Investment Advisory Agreement.” The Board, including a majority of the Independent Directors, has unanimously approved the New Investment Advisory Agreement and has deemed entry into such agreement to be in the best interests of the Company and its stockholders. The Company is now seeking stockholder approval of the New Investment Advisory Agreement.
Who is Ridgepost Capital, LLC?
Ridgepost Capital, LLC is a direct subsidiary of Ridgepost and serves as a vehicle to complete strategic acquisitions.
Who is Ridgepost?
Ridgepost is a leading multi-asset class private market solutions provider with over $43 billion in assets under management as of December 31, 2025. Ridgepost invests across private equity, private credit, and venture capital in access-constrained strategies, with a focus on the middle and lower-middle market. Ridgepost’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. Ridgepost structures, manages and monitors portfolios of private market investments, which include specialized funds and customized separate accounts within primary investment funds, secondary investments, direct investments and co-investments across highly attractive asset classes and geographies in the middle and lower middle markets that generate superior risk-adjusted returns. Ridgepost’s products have a global investor base.
Under the proposed structure, the Advisor will become a direct, wholly owned subsidiary of Ridgepost.
How does the Advisor Change in Control benefit the Company’s stockholders?
Management believes that the Advisor Change in Control will combine the benefits of the extensive experience of the Advisor’s investment professionals with the resources of Ridgepost. The Board and management further believe that the Company will benefit from Ridgepost’s platform by (i) seeking to leverage Ridgepost’s investor relations and business development function to assist in raising additional investable capital for the Company’s lending platform; (ii) obtaining access to lower middle market private equity firms and other Ridgepost relationships to enhance deal origination channels, strengthen sourcing capabilities, and access a broader range of investment opportunities designed to enhance the Company’s stockholder value and (iii) gaining access to broader information technology capabilities and resources and will share in efficiencies in middle and back office best practices.
What are the impacts to the Company’s stockholders of the approval of the New Investment Advisory Agreement?
In connection with the Advisor Change in Control, the Advisor will become part of a larger investing platform. The Company and the Advisor will continue to operate their business under the “Stellus” name, and current management is expected to continue to manage the Company’s business. The Board and management believe that the impact of the approval of the New Investment Advisory Agreement to stockholders will be beneficial to stockholders because it will allow the Advisor to continue to provide investment advisory services to the Company and, as noted above, allow the Company to combine its existing platform with Ridgepost’s larger platform to increase investment opportunities and resources.
What are the conditions to the closing of the Advisor Change in Control?
The obligation of the parties to close the Advisor Change in Control under the Purchase Agreement is subject to customary conditions, including, without limitation, the accuracy of representations and warranties and compliance with covenants and agreements contained in the Purchase Agreement (in each case, subject to certain qualifications) and client consents.
For purposes of the Purchase Agreement, Ridgepost is deemed to have received the Company’s consent to the Advisor Change in Control upon (1) the approval by the Company’s stockholders and Board of the New Investment Advisory Agreement and (2) the entry by the Company and the Advisor into the New Investment Advisory Agreement. Additionally, the Purchase Agreement requires that 75% of the members of the Board must be Independent Directors, meaning that they are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
Section 15(f) of the 1940 Act provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:
•
First, during the three (3)-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser. At the time of the Advisor Change in Control, Dean D’Angelo, director and an “interested person” of the Advisor, intends to resign from the Board. As a result, the Board is expected to meet this requirement at the time of the consummation of the Advisor Change in Control, and for the three (3)-year period thereafter. Following the consummation of the Advisor Change in Control, Mr. D’Angelo is expected to continue to serve in his existing roles at the Advisor.

•
Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two (2)-year period after the date on which any such transaction occurs, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. The Board considered whether an unfair burden would be imposed on the Company as a result of the Advisor Change in Control and found that it was unaware of any arrangements that would constitute an unfair burden as that term is defined in the 1940 Act.

What will happen if the New Investment Advisory Agreement Proposal is not approved?
If the Company’s shareholders do not approve the New Investment Advisory Agreement Proposal, Ridgepost will not be obligated to complete the Advisor Change in Control. If the Advisor Change of Control does not occur for any reason, regardless of whether the Company’s shareholders have approved the New Investment Advisory Agreement, the Company will continue to operate pursuant to the Existing Investment Advisory Agreement in accordance with its terms. If the New Investment Advisory Agreement Proposal has not been approved by the Company’s shareholders, but Ridgepost desires to consummate the Advisor Change of Control, either the managers under the Purchase Agreement or Ridgepost may request that the Board consider approving an interim investment advisory agreement with the Advisor in accordance with the 1940 Act. Alternatively, if the New Investment Advisory Agreement Proposal is not approved by the Company’s shareholders, the Board could consider other alternatives, including approving an investment advisory agreement with a different investment adviser or liquidating the Company.

Has the Board considered whether the New Investment Advisory Agreement is in the best interests of the Company and its stockholders?
As further described below under Proposal 1 — Approval of New Investment Advisory Agreement — Certain Board of Directors Considerations Regarding the Approval of the New Investment Advisory Agreement, based on a careful consideration of all the factors in their totality, the Board, including each of the Independent Directors, unanimously determined that the New Investment Advisory Agreement, including the fees payable under the agreement, is fair and reasonable to the Company. The Board also considered the potential benefits of the approval of the New Investment Advisory Agreement discussed under the caption, What are the impacts to the Company’s stockholders of the approval of the New Investment Advisory Agreement? The Board, including each of the Independent Directors, therefore unanimously determined that the approval of the New Investment Advisory Agreement is in the best interests of the Company and its stockholders, and unanimously recommends a vote “FOR” the New Investment Advisory Agreement.
How will the Company be managed following the Advisor Change in Control?
Following the closing of the Advisor Change in Control, the Company expects to continue to be managed by the officers managing the Advisor as of the date hereof. The Company expects the Advisor to manage the Company’s investment portfolio in a manner consistent with the Company’s existing investment strategy.
The Company’s existing directors are largely expected to continue to serve in their current roles, with the exception of Mr. D’Angelo, an “interested person” of the Advisor who has informed the Board that he intends to resign from his position as director effective upon the closing of the Advisor Change in Control in order to comply with the Section 15(f) safe harbor provisions. As a result, the Board is expected to meet this requirement at the time of the consummation of the Advisor Change in Control, and for the three (3)-year period thereafter. Following the closing of the Advisor Change in Control, Mr. D’Angelo is expected to continue to serve in his existing roles at the Advisor.
Will there be any changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or any change to how the Company is managed as a result of entry into the New Investment Advisory Agreement?
No. There will be no changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or any change to how the Company is managed, as a result of entry into the New Investment Advisory Agreement.
Are there any material changes between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement?
No. As further described below under Proposal 1 — Approval of New Investment Advisory Agreement, there are no changes to the terms, including the fee structure and services to be provided, in the Existing Investment Advisory Agreement compared to the fee structure and services to be provided under the New Investment Advisory Agreement, other than the date and term of the New Investment Advisory Agreement as compared to the Existing Investment Advisory Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by the Company will change as a result of entry into the New Investment Advisory Agreement.
Will the method of calculating management fees payable by the Company change under the New Investment Advisory Agreement?
No. The method of calculating the management fees proposed to be payable by the Company under the New Investment Advisory Agreement is the same as the method of calculating the management fees payable under the Existing Investment Advisory Agreement. For additional details regarding the fees payable by the Company under the New Investment Advisory Agreement, please refer to the section of this Proxy Statement below captioned Information Regarding the New Investment Advisory Agreement; Comparison of the Existing Investment Advisory Agreement and New Investment Advisory Agreement.

Who will bear the expenses associated with completing the Advisor Change in Control?
The sellers under the Purchase Agreement and Ridgepost have each agreed to pay their own expenses in connection with the transactions contemplated by the Purchase Agreement and to split equally all out-of-pocket expenses (including all reasonable fees and expenses of counsel, accountants, proxy solicitors, experts and consultants and/or directors) incurred by or on behalf of Stellus Capital Management in connection with the solicitation of proxies of stockholders of the Company with respect to the Advisor Change in Control. The Company will not bear any costs associated with completing the Advisor Change in Control.
What will the Company’s stockholders receive in the Advisor Change in Control?
The Company is not a party to the Purchase Agreement and neither the Company nor its stockholders will receive consideration from the Advisor or the New Owner in connection with the Advisor Change in Control.
How do I vote?
For the proposal to elect a director of the Company, you may vote “FOR” or “WITHHOLD.” For each additional proposal, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting.
If you are a record holder, you or your proxy may attend the Annual Meeting by virtual means by registering at https://web.viewproxy.com/SCM/2026 by 11:59 PM ET on June 15, 2026. You will then receive a meeting invitation by e-mail with your unique join link and password prior to the Annual Meeting date, and will be able to listen, vote, and submit questions during the virtual Annual Meeting.
If you are a beneficial holder (i.e., you hold your shares beneficially through a bank, broker, or other nominee), you must provide a legal proxy from your bank or broker during the registration process, and then be assigned a virtual control number, in order to vote your shares during the Annual Meeting.
You must have the virtual control number with you during the Annual Meeting in order to vote.
If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the meeting, you must obtain a legal proxy from the record holder of your shares and upload it during the online registration process for the virtual Annual Meeting. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not be permitted to vote your shares on any proposal considered at the meeting.
If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf electronically over the internet, by telephone, or by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit your right to vote in person at the meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.
How many votes do I have?
The record date of the Annual Meeting is the close of business on April 15, 2026 (the “Record Date”). You may cast one vote for each share of common stock that you own as of the Record Date.
How are votes counted?
Votes will be counted by the inspectors of election appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST,” “ABSTAIN” and “WITHHOLD” votes. The effects of abstentions on each proposal are described below under the question “How many votes are needed to approve each proposal?”

How many votes are needed to approve each proposal?
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect one director of the Company nominated by the Company’s Board and named in this proxy statement who will serve for three years or until his successor is elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting.	No	Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote.
Proposal 2 — To approve the New Investment Advisory Agreement between the Company and the Advisor.	Pursuant to Section 15(a) of the 1940 Act, approval of this proposal requires the affirmative vote of “a majority of the outstanding voting securities,” meaning the affirmative vote of the lesser of (a) 67% or more of shares of common stock present or represented by proxy at the Annual Meeting if the holders of more than 50% of the outstanding common stock are present or represented by proxy at the Annual Meeting or (b) more than 50% of the outstanding shares of common stock of the Company.	No	Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.
Proposal 3 — To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of a majority of the votes cast at the Annual Meeting.	No	Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.
What is the quorum requirement?
A quorum of stockholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. On the Record Date, there were [       ] shares outstanding and entitled to vote. Thus, [       ] shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Can I change my vote after submitting my proxy?
If you are a stockholder of record, you can revoke your proxy by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, W. Todd Huskinson, at 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027; (2) delivering a later-dated proxy that we receive no later than the opening of the polls at the meeting; or (3) voting in person at the meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not by itself revoke your proxy unless you also vote in person at the meeting.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares of common stock are registered in more than one name or are registered in different accounts. Please follow the voting instructions on the proxy cards in each set of the proxy materials to ensure that all of your share of common stock are voted.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us to timely file a Current Report on Form 8-K, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
Who is paying for this proxy solicitation?
Stellus Capital Management and Ridgepost will split the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders evenly. The Company intends to use the services of Alliance Advisors LLC (“Alliance”) to aid in the distribution and collection of proxies for an estimated fee of approximately $[•] plus reimbursement of certain out-of-pocket expenses and fees for additional services requested. Alliance’s fees for distributions and collection of proxies and pass through charges will be paid by Stellus Capital Management and Ridgepost and such fees and expenses will not be subject to recoupment. Alliance could contact you by telephone on behalf of the Company and urge you to vote. Alliance will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. Original solicitation of proxies by mail may be supplemented by telephone, electronic or personal solicitation by directors, officers or other regular employees of the Advisor. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition to these written proxy materials, our officers and directors may also solicit proxies in person, by telephone or by other means of communication; however, our officers and directors will not be paid any additional compensation for soliciting proxies.
What proxy materials are available on the Internet?
The Notice of the Annual Meeting and Proxy Statement are also available at https://web.viewproxy.com/SCM/2026.
Who can I call with questions?
If you have any questions about the Annual Meeting, voting or your ownership of shares of common stock, please contact our solicitor, Alliance at 1-866-804-9616.
Will I have appraisal rights?
Stockholders do not have rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

INFORMATION REGARDING THIS SOLICITATION
The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: W. Todd Huskinson, Secretary, Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200 Houston, Texas 77027, or by calling (713) 292-5400. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 15, 2026, beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 15, 2026 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on [     ] shares of common stock outstanding as of April 15, 2026.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

The Company’s directors are divided into two groups — interested directors and Independent Directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class
Interested Directors
Robert T. Ladd	669,635	[•]%
Dean D’Angelo	223,827	*%
Independent Directors
J. Tim Arnoult	40,869	*
Bruce R. Bilger	228,055	*
William C. Repko	10,000	*
Executive Officers
W. Todd Huskinson	54,297	*
Executive officers and directors as a group	1,226,683	[•]%
5% Holders
None

*
Less than 1%

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The following table sets forth as of April 15, 2026, the dollar range of our securities owned by our directors and executive officers of the Fund Complex. For the purposes of this Proxy Statement, the term “Fund Complex” is defined to include the Company and Stellus Private Credit BDC.
Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(4)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors
Robert T. Ladd	over $100,000	over $100,000
Dean D’Angelo	over $100,000	over $100,000
Independent Directors
J. Tim Arnoult	over $100,000	over $100,000
Bruce R. Bilger	over $100,000	over $100,000
William C. Repko	over $100,000	over $100,000
Executive Officers
W. Todd Huskinson	over $100,000	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of the equity securities beneficially owned is based on the closing price per share of the Company’s common stock of $[     ] on April 15, 2026 on the New York Stock Exchange (“NYSE”).

(3)
The dollar range of equity securities in the Fund Complex beneficially owned by directors or officers of the Company, if applicable, is the sum of (a) the total dollar range of equity securities in the Company beneficially owned and (b) the product obtained by multiplying the net asset value as of December 31, 2025 of Stellus Private Credit BDC, times the number of shares of Stellus Private Credit BDC beneficially owned.

(4)
The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTOR
Our business and affairs are managed under the direction of our Board. The Board is divided into three classes and the number of directors on our Board is currently fixed at seven directors, which number may be increased or decreased only by the Board pursuant to the Bylaws. Our Bylaws mandate that there shall never be less than one director, nor more than nine directors. In accordance with our bylaws, our Board reduced its size from seven directors to five directors effective as of May 15, 2020. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the Annual Meeting of Stockholders held in the third year following the year of their election and until their successors have been duly elected and qualify or any director’s earlier resignation, death or removal.
Bruce R. Bilger has been nominated by the Board for re-election for a three-year term expiring in 2029. Mr. Bilger has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Bilger is not being nominated to serve as director pursuant to any agreement or understanding between him and the Company.
A stockholder can vote for or withhold his or her vote for the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named in this proxy statement. If the nominee should decline or is unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the nominee will be unable or unwilling to serve.
Required Vote
This proposal requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. Stockholders may not cumulate their votes. If you vote “withhold authority” with respect to the nominee, your shares will not be voted with respect to the nominee. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal.
The Board unanimously recommends a vote “FOR” the election of the nominee named in this proxy statement.
Information about Directors and Executive Officers
Board of Directors
We have adopted provisions in our articles of incorporation that divide our Board into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
The Board considered whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The Board will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — Independent Directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.
Information regarding Mr. Bilger, who has been nominated for election as a director of the Company by the stockholders at the Annual Meeting, as well as information about our current directors, whose terms of office will continue after the Annual Meeting, is as follows:

Nominee for Class II Director
Term Expiring 2026
Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorship Held by Director or Nominee for Director
Independent Director
Bruce R. Bilger, 74	Director	Retired	Director since 2012; Term expires in 2026	2	Stellus Private Credit BDC

(1)
The address for each of our directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
The term “Fund Complex” refers to (a) the Company and (b) Stellus Private Credit BDC, a BDC whose adviser, Stellus Private BDC Advisor, LLC (“SPBDC Advisor”), is a majority-owned subsidiary of our Advisor. Directors and officers who oversee the funds in the Fund Complex are noted.

Bruce R. Bilger has served as a member of our Board since 2012, as well as a member of the Board of Trustees of Stellus Private Credit BDC since 2021. Mr. Bilger has over 43 years of providing advice on mergers and acquisitions, financings, and restructurings, particularly in the energy industry. Mr. Bilger retired in March 2018 from his role as a senior advisor at Lazard Freres & Co. LLC, a leading investment bank, where he began in January 2008 as managing director, chairman and head of Global Energy, and co-head of the Southwest Investment Banking region. Prior to joining Lazard Freres & Co. LLC, Mr. Bilger was a partner at the law firm of Vinson & Elkins LLP, where he was head of its 400-plus-attorney Energy Practice Group and co-head of its 175-plus-attorney corporate and transactional practice. Mr. Bilger is or has been a board or committee member with numerous charitable and civic organizations, including the Greater Houston Partnership, the Greater Houston Community Foundation, Reasoning Mind, Positive Coaching Alliance, Houston Methodist Hospital, Texas Children’s Hospital, Asia Society Texas Center, St. Luke’s United Methodist Church, St. John’s School, Dartmouth College and the University of Virginia. Mr. Bilger graduated Phi Beta Kappa from Dartmouth College and has an M.B.A. and law degree from the University of Virginia.
We believe Mr. Bilger’s extensive merger and acquisition, financing, and restructuring experience bring important and valuable skills to our Board.

Incumbent Class III Director
Term Expiring 2027
Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Interested Director(4)
Robert T. Ladd, 69	Chairman, Chief Executive Officer and President	Chairman of the Board, Chief Executive Officer and President of the Company; Chairman of the Board, Chief Executive Officer and President of Stellus Private Credit BDC; Managing Partner and Chief Investment Officer of SCM.	Director since 2012; Term expires in 2027	2	Stellus Private Credit BDC Rice University Rice Management Company
Independent Director
J. Tim Arnoult, 76	Director	Retired	Director since 2012; Term expires in 2027	2	Stellus Private Credit BDC

(1)
The address for each of our directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
The term “Fund Complex” refers to (a) the Company and (b) Stellus Private Credit BDC, a BDC whose adviser, SPBDC Advisor, is a majority-owned subsidiary of our Advisor. Directors and officers who oversee the funds in the Fund Complex are noted.

(4)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Ladd is an “interested person” because of his affiliation with the Company and our Advisor.

Robert T. Ladd has served as the Chairman of our Board and Chief Executive Officer and President since 2012. Mr. Ladd has also served as Chairman of the Board of Trustees, Chief Executive Officer and President of Stellus Private Credit BDC since 2021. Mr. Ladd is the managing partner and Chief Investment Officer of Stellus Capital Management, the external investment manager of the Company. Mr. Ladd has more than 40 years of investing, finance, and restructuring experience. Prior to joining Stellus Capital Management, he had been with the D. E. Shaw group, a global investment and technology development firm, where he led the D. E. Shaw group’s Direct Capital Group from February 2004 to January 2012. Prior to joining the D. E. Shaw group, Mr. Ladd served as the president of Duke Energy North America, LLC, a merchant energy subsidiary of Duke Energy Corporation, and president and chief executive officer of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, from September 2000 to February 2004. From February 1993 to September 2000, Mr. Ladd was a partner of Arthur Andersen LLP where he last served as worldwide managing partner for Arthur Andersen’s corporate restructuring practice and U.S. managing partner for that firm’s corporate finance practice. Before joining Arthur Andersen, from June 1980 to February 1993, Mr. Ladd served in various capacities for First City Bancorporation of Texas, Inc., a bank holding company, and its subsidiaries, including serving as president of First City Asset Servicing Company, an asset management business and executive vice president for the Texas Banking Division. He serves as Chairman of the Board of Trustees of Rice University and is a board member of Rice Management Company which oversees Rice University’s endowment. He is a member of the Board of Advisors of the Jesse H. Jones Graduate School of Business of Rice University, as well as a member of the University of Texas Medical School of Houston Advisory Council. Mr. Ladd received a B.A. in managerial studies and economics from Rice University, and an M.B.A. from The University of Texas at Austin, where he was a Sord Scholar and recipient of the Dean’s Award for Academic Achievement.
We believe Mr. Ladd’s extensive investing, finance, and restructuring experience bring important and valuable skills to our Board.
J. Tim Arnoult has served as a member of our Board since 2012, as well as a member of the Board of Trustees of Stellus Private Credit BDC since 2021. Mr. Arnoult has over 35 years of banking and financial services experience. From 1979 to 2006, Mr. Arnoult served in various positions at Bank of America, including its predecessors, including president of Global Treasury Services from 2005 – 2006, president of Global Technology and Operations from 2000 to 2005, president of Central U.S. Consumer and Commercial Banking from 1996 to 2000 and president of Global Private Banking from 1991 to 1996. Mr. Arnoult is also experienced in mergers and acquisitions, having been directly involved in significant transactions such as the mergers of NationsBank and Bank of America in 1998 and Bank of America and FleetBoston in 2004. Mr. Arnoult previously served on the board of directors of Cardtronics Inc. (NasdaqGM: CATM) and AgileCraft, LLC and has served on a variety of boards throughout his career, including the board of Visa USA before it became a public company. Mr. Arnoult holds a B.A. in Psychology and a M.B.A. from the University of Texas at Austin.
We believe Mr. Arnoult’s extensive banking and financial services experience bring important and valuable skills to our Board.
Incumbent for Class I Directors
Term Expiring 2028
Name, Address and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorship Held by Director or Nominee for Director
Interested Director(4)
Dean D’Angelo, 58	Director(5)	Founding partner, SCM; Co-Head of SCM’s Private Credit strategy; Member of SCM investment committee	Director since 2012; Term expires in 2028	2	Stellus Private Credit BDC
Independent Director
William C. Repko, 76	Director	Retired	Director since 2012; Term expires in 2028	2	Stellus Private Credit BDC

(1)
The address for each of our directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

(2)
Directors serve for three-year terms and until their successors are duly elected and qualified.

(3)
The term “Fund Complex” refers to (a) the Company and (b) Stellus Private Credit BDC, a BDC whose adviser, SPBDC Advisor, is a majority-owned subsidiary of our Advisor. Directors and officers who oversee the funds in the Fund Complex are noted.

(4)
“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. D’Angelo is an “interested person” because of his affiliation with our Advisor.

(5)
Mr. D’Angelo intends to resign in connection with the approval of the Advisor Change in Control. For more information, see “Proposal 3: Approval of the New Investment Advisory Agreement.”

Dean D’Angelo has served as a member of our Board since 2012, as well as a member of the Board of Trustees of Stellus Private Credit BDC since 2021. Mr. D’Angelo is a founding partner of Stellus Capital Management, the external investment manager of the Company, and co-head of its Private Credit strategy and serves on its investment committee. He has over 25 years of experience in investment banking and principal investing. From August 2005 to January 2012, Mr. D’Angelo was a director in the Direct Capital Group at the D. E. Shaw group, a global investment and technology development firm. Prior to joining the D. E. Shaw group, Mr. D’Angelo was a principal of Allied Capital Corporation, a publicly-traded BDC, where he focused on making debt and equity investments in middle-market companies from May 2003 to August 2005. From September 2000 to April 2003, Mr. D’Angelo served as a principal of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, where he focused on providing mezzanine, equity, and senior debt financing to businesses in the energy sector. From January 1998 to September 2000, Mr. D’Angelo was a product specialist for Banc of America Securities, LLC where he provided banking services to clients principally in the energy sector. Mr. D’Angelo began his career in the bankruptcy and consulting practice of Coopers & Lybrand L.L.P. in Washington, D.C. Mr. D’Angelo received his B.B.A. in accounting from The College of William and Mary, his M.A. in international economics and relations from The Paul H. Nitze School of Advanced International Studies at The Johns Hopkins University, and his M.B.A., with a concentration in finance, from the Wharton School of the University of Pennsylvania.
We believe Mr. D’Angelo’s extensive investment banking and principal investing experience bring important and valuable skills to our Board.
William C. Repko has served as a member of our Board since 2012, as well as a member of the Board of Trustees of Stellus Private Credit BDC since 2021. Mr. Repko also served on the board of directors of Danaos Corporation (NYSE: DAC) from 2014 to December 2025. Mr. Repko has over 40 years of investing, finance and restructuring experience. Mr. Repko retired from Evercore Partners in February 2014, where he had served as a senior advisor, senior managing director and was a co-founder of the firm’s Restructuring and Debt Capital Markets Group since September 2005. Prior to joining Evercore Partners Inc., Mr. Repko served as chairman and head of the Restructuring Group at J.P. Morgan Chase, a leading investment banking firm, where he focused on providing comprehensive solutions to clients’ liquidity and reorganization challenges. In 1973, Mr. Repko joined Manufacturers Hanover Trust Company, a commercial bank, which after a series of mergers became part of J.P. Morgan Chase. Mr. Repko has been named to the Turnaround Management Association (TMA)-sponsored Turnaround, Restructuring and Distressed Investing industry Hall of Fame. Mr. Repko received his B.S. in Finance from Lehigh University.
We believe Mr. Repko’s extensive investing, finance, and restructuring experience bring important and valuable skills to our Board.
Executive Officers Who Are Not Directors
Information regarding our executive officers who are not directors is as follows:
Name	Year of Birth	Position	Officer Since
W. Todd Huskinson	1964	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	2012
The address for each of our executive officers is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.
W. Todd Huskinson has served as our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since 2012, as well as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Stellus Private Credit BDC since 2021. Mr. Huskinson is also a founding partner of Stellus Capital Management, the external investment manager of the Company. He has over 30 years of experience in finance, accounting and operations. From August 2005 to January 2012, Mr. Huskinson was a director in the D. E. Shaw group’s Direct Capital Group, a global investment and technology development firm. Prior to joining the D. E. Shaw group, Mr. Huskinson was a Managing Director at BearingPoint (formerly KPMG Consulting), a management consulting firm, where he led the Houston office’s middle-market management consulting practice from July 2002 to July 2005. Prior to BearingPoint, Mr. Huskinson was a partner of Arthur Andersen, LLP, an accounting firm, where he served clients in the audit, corporate finance and consulting practices from December 1987 to June 2002. Mr. Huskinson received a B.B.A in accounting from Texas A&M University and is a certified public accountant.
Board of Directors and Its Leadership Structure
Our business and affairs are managed under the direction of our Board. The Board consists of five members, three of whom are not “interested persons” of the Company or its affiliates, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.
Oversight of our investment activities extends to oversight of the risk management processes employed by Stellus Capital Management as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Stellus Capital Management as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
The Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Ladd serves as Chief Executive Officer, Chairman of the Board and a member of Stellus Capital Management’s investment committee and Mr. D’Angelo is a member of Stellus Capital Management’s investment committee and a member of our Board. We believe that Mr. Ladd’s history with Stellus Capital Management, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board.
The Board does not have a lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures. The Chairman of the Audit Committee or his designee preside over the executive sessions of our Independent Directors.
The Board believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the Board believes that the relationship of Messrs. Ladd and D’Angelo with Stellus Capital Management provides an effective bridge between the Board and management, and encourages an open dialogue between management and the Board, ensuring that these groups act with a common purpose. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, Stellus Capital Management and the Board.
Board Meetings
Our Board met seven times during 2025. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. [All of the Board members attended, via virtual means, the Company’s 2025 Annual Meeting of Stockholders.]
Audit Committee
The members of the audit committee are Messrs. Arnoult, Bilger, and Repko, each of whom meets the independence standards established by the SEC and the NYSE for audit committees, and each of whom is independent for purposes of the 1940 Act. Mr. Arnoult serves as chairman of the audit committee. Our Board has determined that Mr. Arnoult is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Board has adopted a charter of the audit committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website under the “Public (SCIC)” heading at www.stelluscapital.com. The audit committee met five times during 2025.
The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and audit committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities.
Nominating and Corporate Governance Committee
The members of the nominating and corporate governance committee are Messrs. Arnoult, Bilger, and Repko, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Mr. Bilger serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee met once during 2025. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Board has adopted a charter of the nominating and corporate governance committee, which is available in print to any stockholder who requests it and it is also available on the Company’s website under the “Public (SCIC)” heading at www.stelluscapital.com.
The nominating and corporate governance committee will consider nominees to the Board recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.
The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the nominating committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
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are of high character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

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are free of any conflict of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

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are willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

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have the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the Board’s annual self-assessment, the members of the nominating and corporate governance committee evaluate the membership of the Board and whether the board maintains satisfactory policies regarding membership selection.
Compensation Committee
The members of the Compensation Committee are Messrs. Repko, Bilger, and Arnoult, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Mr. Repko serves as chairman of the Compensation Committee. The compensation committee met once during 2025. The compensation committee is responsible for overseeing our compensation policies generally and making recommendations to the Board with respect to evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and, accordingly, the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.
The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests. The Board has adopted a charter of the compensation committee, which is available in print to any stockholder who requests it and is also available on the Company’s website under the “Public (SCIC)” heading at www.stelluscapital.com.
Compensation of Directors
The following table shows information regarding the compensation received by each Independent Director of the Company and the Fund Complex for the calendar year ending December 31, 2025. No compensation is paid to directors who are “interested persons” for their service as directors.
Name	Aggregate Cash Compensation from Stellus Capital Investment Corporation(1)	Total Compensation from Stellus Capital Investment Corporation	Total Compensation from the Fund Complex
Interested Directors
Robert T. Ladd	$—	$—	$—
Dean D’Angelo	$—	$—	$—
Independent Directors
J. Tim Arnoult	$143,000	$143,000	$203,000
Bruce R. Bilger	$133,000	$133,000	$183,000
William C. Repko	$133,000	$133,000	$183,000

(1)
For a discussion of the Independent Directors’ compensation, see below. We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

For the year ended December 31, 2025, the Independent Directors received an annual fee of $100,000. Independent Directors also receive $3,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting and each special telephonic Board meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the compensation committee, and the nominating and corporate governance committee receive an annual fee of $15,000, $5,000, and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value per share or the market price at the time of payment.
Corporate Governance
Corporate Governance Documents
We maintain a corporate governance webpage at the “Corporate Governance” link under the “Public (SCIC)” heading at www.stelluscapital.com.
We are committed to maintaining the highest standards of honest and ethical conduct within our Company and we have adopted a Corporate Governance Policy, Code of Business Conduct, Code of Ethics, Compensation Recoupment Policy, a Whistleblower Policy and an Insider Trading Policy. Our Corporate Governance Policy, Code of Business Conduct, Code of Ethics, Compensation Recoupment Policy, a Whistleblower Policy, an Insider Trading Policy and Board committee charters are available at our corporate governance webpage at the “Corporate Governance” link under the “Public (SCIC)” heading at www.stelluscapital.com and are also available to any stockholder who requests them by writing to our Secretary, W. Todd Huskinson, at Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.
Director Independence
In accordance with rules of the NYSE, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.
In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.
The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Ladd and D’Angelo, who are interested persons of the Company due to their positions as officers of the Company and/or Stellus Capital Management.
Annual Evaluation
Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation may include a questionnaire and/or Board and committee discussion.

Communication with the Board
We believe that communications between our Board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about the Company are encouraged to contact our Secretary, W. Todd Huskinson, at (713) 292-5400. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027, Attn.: Board of Directors. All stockholder communications received in this manner will be delivered to one or more members of the Board.
All communications involving accounting, internal accounting controls, and auditing matters, possible violations of, or noncompliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our Audit Committee.
The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.
Code of Business Conduct and Ethics
Our code of ethics, which is signed by directors and executive officers of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics available on our website under the “Corporate Governance” link under the “Public (SCIC)” heading at www.stelluscapital.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.
Compensation Committee Interlocks and Insider Participation
All members of the Compensation Committee are Independent Directors and none of the members is a present or past employee of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.
Insider Trading Policy
We adopted Insider Trading Policy, governing the purchase, sale and other dispositions of our securities by our directors, officers and employees, that is designed to promote compliance with insider trading laws, rules, and regulations, and NYSE listing standards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the 1940 Act generally restricts the Company’s ability to participate in transactions with persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.
Messrs. Ladd, D’Angelo, and Huskinson and the partners of Stellus Capital Management may serve as officers, directors or principals of other investment funds managed by Stellus Capital Management. Our Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, to our investment mandates. Messrs. Ladd and Huskinson each serve as officers and Messrs. Ladd and D’Angelo each serve as directors of Stellus Private Credit BDC, a BDC, which commenced operations in December 2021 and is managed by a majority-owned subsidiary of Stellus Capital Management.
Members of the Advisor’s senior investment team and the investment committee, in their roles at the Advisor, may face conflicts in the allocation of investment opportunities among us and other investment vehicles that are managed by the Adviser with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with the Advisor’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles that may in the future be managed by the Advisor’s senior investment team, such investment will be apportioned by the Advisor’s senior investment team in accordance with (1) the Advisor’s internal allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. The Advisor believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by the Advisor.
Our Advisor and its affiliates may determine that an investment is appropriate for us and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Advisor’s allocation procedures. On May 9, 2022, we received an exemptive order (the “Order”) that superseded prior orders granted by the SEC that permit us to co-invest with private funds managed by Stellus Capital Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). The Order expands on prior orders granted by the SEC and allows us to co-invest with additional types of private funds, other BDCs, and registered investment companies managed by Stellus Capital Management or an adviser that is controlled, controlling, or under common control with Stellus Capital Management, subject to the conditions included therein. Pursuant to the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing and (4) the proposed investment by us would not benefit the Advisor, the other affiliated funds that are participating in the investment, or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. We co-invest, subject to the conditions included in the Order, with private credit funds managed by Stellus Capital Management that have an investment strategy that is similar to or identical to our investment strategy, and we may co-invest with other BDCs and registered investment companies managed by Stellus Capital Management or an adviser that is controlled, controlling, or under common control with Stellus Capital Management in the future. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. Stellus Capital Management has adopted an allocation policy to ensure the equitable distribution of investment opportunities.
In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.
The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or additional exemptive relief from the SEC for such transaction.
Existing Advisory Agreement
We have entered into the Existing Investment Advisory Agreement with the Advisor. Mr. Ladd, our President, Chief Executive Officer and Chairman of our Board, and Chief Investment Officer of the Advisor, Mr. Huskinson, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and a partner of the Advisor and Mr. D’Angelo, a current member of the Board and a member of the Advisor’s investment committee, each have a direct pecuniary interest in the Advisor. Pursuant to the Existing Advisory Agreement, we pay the Advisor a base management fee and an incentive fee for its services.
The Advisor is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and conducting diligence on our investments and monitoring our investment portfolio on an ongoing basis. The Advisor’s incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of the Advisor are involved in the valuation process for our portfolio investments. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.
Administration Agreement
We have entered into an administration agreement (the “Administration Agreement”) with Stellus Capital Management, pursuant to which Stellus Capital Management is responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Stellus Capital Management also performs, or oversees the performance of, our required administrative services, which include being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports and other materials filed with the SEC. In addition, Stellus Capital Management assists us in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports and other materials to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Stellus Capital Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.
Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review of the Board) of Stellus Capital Management’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their staff. In addition, if requested to provide significant managerial assistance to our portfolio companies, Stellus Capital Management will be paid an additional amount based on the services provided, which shall not exceed the amount that the Company receives from such portfolio companies for providing this assistance.
License Agreement
We have entered into a license agreement with Stellus Capital Management (the “License Agreement”) pursuant to which Stellus Capital Management has granted us a non-exclusive, royalty-free license to use the name “Stellus Capital”. Under the License Agreement, we have the right to use the “Stellus Capital” name for so long as Stellus Capital Management or one of their affiliates remains our Advisor. Other than with respect to this limited license, we have no legal right to the “Stellus Capital” name.
If any of the contractual obligations discussed above are terminated in the future, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under the Existing Investment Advisory Agreement and the Administration Agreement. Any new investment advisory agreement would also be subject to approval by our shareholders.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K thereunder require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities, report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, to the NYSE and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied.
COMPENSATION DISCUSSION AND ANALYSIS
Currently, none of our executive officers is compensated by us. We currently have no employees, and each of our executive officers is also an employee of Stellus Capital Management. Services necessary for our business are provided by individuals who are employees of Stellus Capital Management, pursuant to the terms of the investment advisory and management agreement and the administration agreement.
Compensation Recoupment Policy
We adopted Compensation Recoupment Policy that sets out procedures in the event that the Company erroneously awards incentive-based compensation to the Company’s executive officers as a result of a misstatement of financial performance where such misstatement requires an accounting restatement.

PROPOSAL 2: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
We are asking the Company’s stockholders to approve an investment advisory agreement between the Company and the Advisor (the “New Investment Advisory Agreement”), pursuant to which the Advisor will continue to serve as the Company’s investment adviser following the Advisor Change in Control (as defined below).
Background
On February 5, 2026,the Advisor announced that it has entered into an agreement (the “Purchase Agreement”) pursuant to which Ridgepost Capital, LLC (f/k/a P10 Intermediate Holdings LLC), an affiliate of Ridgepost Capital, Inc. (“f/k/a/ P10, Inc.) (“Ridgepost”), will acquire all of the outstanding equity interests in Stellus Capital Management, which will result in a change in control of the Advisor (the “Advisor Change in Control”). The consummation of the Advisor Change in Control will result in an assignment and corresponding termination of the current investment advisory agreement, dated as of October 26, 2012, between the Company and the Advisor (the “Existing Investment Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).
All employees of the Advisor, including all of the investment professionals currently managing the Company, as well as the members of the investment committee of the Advisor (the “Investment Committee”), will continue managing the Company. The Advisor expects that its investment process will remain the same following the Advisor Change in Control and will be enhanced because of the resources of Ridgepost that will be available following the Advisor Change in Control.
The Existing Investment Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Advisor Change in Control will result in an assignment of the Existing Investment Advisory Agreement and therefore cause the automatic termination of the Existing Investment Advisory Agreement. Contingent upon stockholder approval of the New Investment Advisory Agreement and the consummation of the Advisor Change in Control, the Advisor will enter into a new investment advisory agreement with the Company in order to continue to serve as investment adviser to the Company. The consummation of the Advisor Change in Control is subject to certain terms and conditions, including, among others, the receipt of required regulatory and other approvals. If each of the terms and conditions is satisfied or waived, the parties to the Purchase Agreement anticipate that the closing of the Advisor Change in Control will occur during the middle of 2026.
Ridgepost Capital, LLC, is an affiliate of Ridgepost. Ridgepost has over $43.0 billion in assets under management and over 20 years of average executive experience, providing ample capital quantum and duration in order to fund existing and new initiatives.
Under the proposed structure, Ridgepost will purchase Stellus Capital Management, and Stellus Capital Management will become a direct, wholly owned subsidiary of Ridgepost. Ridgepost will also enter into certain agreements with the managing principles, including restrictive covenant agreements and new employment agreements.
Management of the Advisor believes that the Advisor Change in Control will combine the benefits of the extensive experience of the Advisor’s investment professionals with the resources of Ridgepost. The Advisor expects that, following the Advisor Change in Control, the Advisor will benefit from Ridgepost’s platform by (i) seeking to leverage Ridgepost’s investor relations and business development function to assist in raising additional investable capital for the Company’s lending platform; (ii) obtaining access to lower middle market private equity firms and other Ridgepost relationships to enhance deal origination channels, strengthen sourcing capabilities, and access a broader range of investment opportunities designed to enhance the Company’s stockholder value and (iii) gaining access to broader information technology capabilities and resources and will share in efficiencies in middle and back office best practices.
Information Regarding the Advisor and the Existing Investment Advisory Agreement
On October 18, 2012, the Company’s Board approved the Existing Investment Advisory Agreement, under which the Advisor, subject to the overall supervision of the Board, manages the day-to-day operations of and provides investment advisory services to the Company. The Board has continued to approve the Existing Investment Advisory Agreement annually.
Most recently, on January 7, 2026, the Board renewed the Existing Investment Advisory Agreement, for a period of twelve months commencing February 1, 2026. Under the terms of the Existing Investment Advisory Agreement, the Advisor:
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determines the composition of the Company’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

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identifies, evaluates and negotiates the structure of the investments the Company makes;

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executes, closes, services and monitors the investments the Company makes;

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determines the securities and other assets that the Company will purchase, retain or sell;

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performs due diligence on prospective investments; and

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provides the Company with other such investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Existing Investment Advisory Agreement, the Company pays the Advisor a fee for its investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and incentive fee are ultimately borne by the Company’s stockholders.
Because the Company is seeking stockholder approval of proposals that affect the Existing Investment Advisory Agreement, additional detail is provided below regarding the Advisor and the terms of the Existing Investment Advisory Agreement:
Base Management Fee Payable Under the Existing Investment Advisory Agreement
The base management fee to be paid by the Company under the New Investment Advisory Agreement is the same as the base management fee currently paid by the Company under the Existing Investment Advisory Agreement. The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage (including preferred stock, public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) and excluding cash and cash equivalents. For services rendered under the Existing Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter are appropriately prorated.
Incentive Fee Payable Under the Existing Investment Advisory Agreement
The incentive fee, which provides the Advisor with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:
The ordinary income component is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which the Company’s pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision, for the benefit of Stellus Capital Management, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Stellus Capital Management receives no incentive fee until the Company’s pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%.
The effect of the “catch-up” provision is that, subject to the total return provision discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Stellus Capital Management receives 20.0% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement between the Company and Stellus Capital Management, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters.
For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to Stellus Capital Management, without any interest thereon, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle. Stellus Capital Management has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss, subject to the total return requirement. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. the Company’s net investment income used to calculate this component of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 1.75% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Existing Investment Advisory Agreement, as of the termination date), and is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and the Company’s aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Existing Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.
The incentive fee to be paid by the Company under the New Investment Advisory Agreement is the same as the incentive fee currently paid by the Company under the Existing Investment Advisory Agreement.

Limitation of Liability and Indemnification under the Existing Investment Advisory Agreement
The Existing Investment Advisory Agreement provides that the Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor are not liable to the Company for any action taken or omitted to be taken by it in connection with the performance of any of its duties or obligations under the Existing Investment Advisory Agreement or otherwise as the Advisor, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Existing Investment Advisory Agreement.
The limitation of liability and indemnification provisions of the New Investment Advisory Agreement are identical to those of the Existing Investment Advisory Agreement.
Information Regarding the New Investment Advisory Agreement; Comparison of the Existing Investment Advisory Agreement and New Investment Advisory Agreement
Subject to the few exceptions discussed below, the terms of the New Investment Advisory Agreement, including (i) the investment management services to be provided by the Advisor to the Company thereunder, (ii) the base management fee and incentive compensation payable thereunder, (iii) the allocation of expenses between the Advisor and the Company, (iv) the indemnification provisions thereunder and (v) the provisions regarding termination and amendment, are identical to those of the Existing Investment Advisory Agreement.
The dates of effectiveness of the agreements differ. The Existing Investment Advisory Agreement remained in effect for an initial period of two years and, subsequent to the initial two year period, has remained in effect from year to year by approval of the Board. On January 7, 2026, the Existing Investment Advisory Agreement was approved by the Board for an additional one-year term. If approved by stockholders of the Company, the New Investment Advisory Agreement would become effective upon the closing of the Advisor Change in Control. The New Investment Advisory Agreement would continue in effect for an initial period of two years and thereafter would continue in effect from year to year if such continuance is approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the Company’s outstanding voting securities and (ii) the vote of a majority of the Board who are not parties to the Existing Investment Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
Certain Considerations Under the 1940 Act
Section 15(f) of the 1940 Act (“Section 15(f)”) provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied: (1) for three years following the consummation of the transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser, and (2) during the two years after the transaction, an “unfair burden” is not imposed on the investment company as a result of the sale of such interest. In order to ensure compliance with the Section 15(f) safe harbor provisions, Dean D’Angelo, director and “interested person” of the Advisor, has informed the Board that he intends to resign from his position as director effective upon the closing of the Advisor Change in Control. As a result, the Board is expected to meet this requirement at the time of the consummation of the Advisor Change in Control, and for the three (3)-year period thereafter. Following the closing of the Advisor Change in Control, Mr. D’Angelo is expected to continue to serve in his existing role at Stellus Capital Management.
Certain Board of Directors Considerations Regarding the Approval of the New Investment Advisory Agreement
In anticipation of the Advisor Change in Control, the Independent Directors held an executive session on March 24, 2026, and the Board held a meeting on March 25, 2026, for purposes of, among other things, discussing matters relating to the Advisor Change in Control and considering whether it would be in the best interests of the Company and its stockholders to approve the New Investment Advisory Agreement.
Prior to the executive session and meeting, the Independent Directors requested, received, and reviewed information from the Advisor and from Ridgepost to help them evaluate the approval of the New Investment Advisory Agreement.

At the March 24, 2026 executive session, the Independent Directors consulted with independent counsel regarding the approval of the New Investment Advisory Agreement, discussed various aspects of the information received from the Advisor and from Ridgepost, and provided additional follow-up questions to the Advisor regarding the New Investment Advisory Agreement. At the March 25, 2026 meeting, the Board, including the Independent Directors, unanimously approved the New Investment Advisory Agreement on behalf of the Company, contingent upon the Advisor and the New Owner closing the Advisor Change in Control. The Board discussed matters relating to the Advisor Change in Control and set the date of the Annual Meeting and the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The Board, including all of the Independent Directors, unanimously recommend that stockholders of the Company vote to approve the New Investment Advisory Agreement.
In reaching the conclusion that the approval of the New Investment Advisory Agreement is in the best interests of the Company’s stockholders, the Board reviewed information prepared for the Board for this purpose and considered the material terms of the Advisor Change in Control as discussed with the Advisor and, among other things: the proposed management of the Advisor following the Advisor Change in Control; the strategic plans for the Advisor’s management after the Advisor Change in Control; the operation of the Company following the Advisor Change in Control; the nature, extent and quality or level of services to be provided to the Company following the Advisor Change in Control; key personnel that are expected to service the Company, and the compensation or incentive arrangements to retain such personnel following the Advisor Change in Control; the resources that will be available to the Advisor following the Advisor Change in Control; the Company’s anticipated fees and expenses following the Advisor Change in Control; and such other factors as the Board and Independent Directors deemed relevant to their decision.
In approving the New Investment Advisory Agreement, the Board, including a majority of the Independent Directors, determined as follows:
Nature, Extent and Quality of Services.
In evaluating the nature, quality and extent of the services expected to be provided by the Advisor under the New Investment Advisory Agreement, the Board concluded that no diminution in the nature, quality and extent of services currently provided to the Company and its stockholders is expected as a result of the Advisor Change in Control and, instead, the Board anticipates that the Company will benefit from the additional resources and investment opportunities that may result from the New Owner’s resources. The Board believes that the Advisor stands to benefit from the access to greater scale and resources that will help to provide a more complete solution to a broader cross-section of potential portfolio companies. The Board noted that the Advisor and the New Owner believe that following the Advisor Change in Control, the Advisor’s ability to source transactions for the Company across a variety of deal source channels will be enhanced, while also ensuring the continuity of management and operations. Ridgepost will also enhance the ability of the Company to attract additional highly talented investment advisory personnel and the Company will benefit from Ridgepost’s technology capabilities and innovative investment infrastructure. Further, the Board noted that Ridgepost possesses an advantage regarding access to market opportunities that could widen the Company’s access to investment opportunities.
In making their determination, the Board considered, among other things: the expected impact, if any, of the Advisor Change in Control on the operations, facilities, organization and personnel of the Advisor, the ability of the Advisor to perform its duties as a result of the Advisor Change in Control, including any changes to the level or quality of services provided to the Company; and any anticipated changes to the investment and other practices of the Company. The Board noted that the terms of the New Investment Advisory Agreement, including the fees payable thereunder, are substantially the same as those of the Existing Investment Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreement are the same as the Existing Investment Advisory Agreement. The Board noted that neither the management of the Advisor nor the New Owner anticipate any material changes to the advisory personnel that manage the Company or the services provided to the Company as a result of the Advisor Change in Control.
Investment Performance.
The Board reviewed the investment performance of the Company since its commencement of operations and compared the performance of the Company with the performance of comparable BDCs. The Board determined that the Advisor was delivering results consistent with the investment objective of the Company and that the Company’s investment performance was acceptable, relative to comparable BDCs.
The Board considered that following the completion of the Advisor Change in Control, all the portfolio investment personnel responsible for the management of the Company’s portfolio were expected to continue to manage the portfolio and the investment strategies of the Company were not expected to materially change as a result of the Advisor Change in Control.
Further, the Board considered the Advisor’s view that the Company may have additional investment opportunities due to its relationship with Ridgepost after the Advisor Change in Control is complete. Accordingly, in light of such findings and the performance history of the Company, the Board determined that the investment performance of the Company was likely to remain consistent or potentially improve over time with the approval of the New Investment Advisory Agreement.
Costs of the Services Provided to the Company.
As noted above, the terms of the New Investment Advisory Agreement are substantially the same as those of the Existing Investment Advisory Agreement, including with respect to fee structure. Based on its review of the information provided to it, the Board determined that the management fees and expenses under the New Investment Advisory Agreement were reasonable and in the best interests of the Company.
Economies of Scale.
The Board considered information about the potential for the Company’s stockholders to experience economies of scale as the Company grows in size and considered that the investment objectives and strategies of the Company were not expected to materially change as a result of the Advisor Change in Control. Accordingly, the Board concluded that although the Advisor Change in Control could lead to economies of scale in the future, it would likely not result in immediate economies of scale previously unavailable to the Company. Therefore, potential economies of scale related to the management of the Company’s portfolio were determined not to be a significant consideration for the Board in approving the New Investment Advisory Agreement, and the Board determined that the advisory fee structure with respect to the New Investment Advisory Agreement as proposed was reasonable and that no changes were currently necessary to reflect economies of scale. The Board noted that it would have the opportunity to receive updates in the future regarding any economies of scale realized by the Advisor in connection with its management of the Company. The Board further noted that some economies of scale related to allocated administrative costs might occur as a result of the Advisor Change in Control.
Profitability of the Advisor.
The Board recognized that it is difficult to predict the Advisor’s profitability after the Advisor Change in Control. However, given that the fee structure, services and costs of personnel under the New Investment Advisory Agreement are substantially the same as that under the Existing Investment Advisory Agreement, the Board determined that, based on information available to the Board related to the Existing Investment Advisory Agreement, the Advisor’s profitability with respect to managing the Company should not be unreasonable in relation to the nature, extent and quality of the services to be provided.
Limited Potential for Additional “Fall Out” Benefits Derived by the Advisor.
The Board noted that the considerations regarding the potential for the Advisor and its affiliates to derive additional “fall out” benefits, such as soft dollar arrangements with brokers, as a result of the Advisor Change in Control were not expected to materially change from those considerations applicable to the Advisor prior to the Advisor Change in Control. Accordingly, the findings that there was limited potential for the Advisor and its affiliates to derive additional “fall out” benefits, such as soft dollar arrangements with brokers, as a result of the Advisor Change in Control, was not expected to change as a result of the New Investment Advisory Agreement.
The Board concluded that, in connection with its evaluation of the New Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.
The Board then directed that the New Investment Advisory Agreement be submitted to stockholders for approval with the Board’s recommendation that stockholders of the Company to approve the New Investment Advisory Agreement. The Board, including all of the Independent Directors, unanimously recommend that stockholders of the Company vote FOR the New Investment Advisory Agreement.
Required Vote
The New Investment Advisory Agreement must be approved by (A) the Board, including a majority of the members of the Board who are not affiliated with either the Company or the Advisor and who are not otherwise “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and (B) the Company’s stockholders by the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the Annual Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Annual Meeting or (2) more than 50% of the outstanding common stock present or represented by proxy and entitled to vote at the Annual Meeting.
Executive Officers of the Advisor Before and After the Advisor Change in Control
Information regarding the members of the principal executive officers of the Advisor is set forth below.
Name	Position with the Advisor	Principal Occupation/Position with the Company
Robert T. Ladd	Managing Partner, Chief Investment Officer and member of investment committee	Chairman of the Board, Chief Executive Officer and President
Dean D’Angelo	Partner, Co-Head of Private Credit Strategy and member of investment committee	N/A(1)
Joshua Davis	Partner, Co-Head of Private Credit Strategy and member of investment committee	N/A
W. Todd Huskinson	Partner, Chief Financial Officer, Chief Compliance Officer and member of investment committee	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

(1)
Mr. D’Angelo intends to resign from the Board in connection with the Advisor Change in Control.

The Board, including each of the Independent Directors, unanimously recommends that you vote “FOR” the New Investment Advisory Agreement.

PROPOSAL 3: ADJOURNMENT OF THE ANNUAL MEETING
The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.
If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.
If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.
The Board believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting was adjourned or postponed.
The Board unanimously recommends a vote “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.
AUDIT COMMITTEE REPORT
Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 16, Communications with Audit Committees. SAS No. 16 requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:
•
methods used to account for significant unusual transactions;

•
the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•
disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Additionally, the Audit Committee has discussed with Deloitte the matters required to be discussed by Statement of Auditing Standards No. 18, Related Parties.
The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence) and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Recent Change of Independent Registered Public Accounting Firm
On April 3, 2024, the Board dismissed Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm, effective immediately. The Board’s decision to dismiss GT was recommended by the Audit Committee of the Board.
On April 3, 2024, upon the recommendation of the Audit Committee, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2024.
During the two most recent fiscal years, neither the Company nor any person on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for the year ended December 31, 2025 for filing with the SEC.
The Audit Committee
J. Tim Arnoult, Chairman
Bruce R. Bilger
William C. Repko
The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following aggregate fees by Deloitte were billed to the Company for work attributable to audit, tax and other services in the fiscal years ended December 31, 2025 and 2024.
	Fiscal Year Ended December 31, 2025		Fiscal Year End December 31, 2024
Audit Fees	$	[•]	$102,500
Audit-Related Fees	$	[•]	$337,500
Tax Fees		[•]	286,264
All Other Fees		—	—
Total Fees	$	[•]	$726,264
Services rendered by Deloitte in connection with fees presented above were as follows:
Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
Tax Fees.   Tax fees include professional fees for tax compliance and tax advice.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above.
It is expected that a representative of Deloitte will be present at the Meeting, have an opportunity to make a statement if he or she chooses to do so, and be available to answer questions.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit- related, tax and other services to be provided by Deloitte. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2027 Annual Meeting of Stockholders will be held in June of 2027, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Company at its address in Houston, Texas, and the Company must receive the proposal on or before [         ], 2026 in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee the proposal’s inclusion in the Company’s proxy statement or guarantee the proposal’s presentation at the meeting.
Stockholder proposals or director nominations to be presented at the 2027 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days nor more than 150 days in advance of the one year anniversary of the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting of Stockholders. For the Company’s 2027 Annual Meeting of Stockholders, the Company must receive such proposals and nominations between [        ], 2026 and [         ], 2026. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2026 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in the Company’s Bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.
PRIVACY PRINCIPLES
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of Stellus Capital Management and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.
By Order of the Board

W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer,
Secretary and Treasurer
Houston, Texas
April [  ], 2026

Exhibit A
INVESTMENT ADVISORY AGREEMENT
BETWEEN STELLUS CAPITAL INVESTMENT CORPORATION
AND
STELLUS CAPITAL MANAGEMENT, LLC
AGREEMENT, dated as of [      ], 2026, between Stellus Capital Investment Corporation, a Maryland corporation (the “Corporation”), and Stellus Capital Management, LLC (the “Adviser”), a Delaware limited liability company.
WHEREAS, the Adviser has agreed to furnish investment advisory services to the Corporation, which has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.   In General.   The Adviser agrees, all as more fully set forth herein, to act as investment advisor to the Corporation with respect to the investment of the Corporation’s assets and to supervise and arrange for the day-to-day operations of the Corporation and the purchase of assets for and the sale of assets held in the investment portfolio of the Corporation.
2.   Duties and Obligations of the Adviser with Respect to Investment of Assets of the Corporation.
(a)   Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Corporation’s board of directors (the “Board of Directors”), the Adviser shall act as the investment advisor to the Company and to manage the investment and reinvestment of the assets of the Company. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation; (iii) execute, close, service and monitor the investments that the Corporation makes; (iv) determine the securities and other assets that the Corporation will purchase, retain or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. Nothing contained herein shall be construed to restrict the Corporation’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Corporation’s shares.
(b)   In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Corporation; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Amendment and Restatement and the Bylaws of the Corporation, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Corporation as set forth in the Corporation’s Registration Statement on Form N-2, initially filed on September 28, 2012 (the “Registration Statement”), as they may be amended from time to time by the Board of Directors or stockholders of the Corporation; and (v) any policies and determinations of the Board of Directors of the Corporation and provided in writing to the Adviser.
(c)   The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and, except as set forth in the following sentence, will bear all costs and expenses incurred in connection with its investment advisory duties hereunder. The Corporation shall reimburse the Adviser for all direct and indirect costs and expenses incurred by the Adviser for office space rental, office equipment, utilities and other non-compensation related overhead allocable to performance of investment advisory services hereunder by the Adviser, including the costs and expenses of due diligence of potential investments, monitoring performance of the Corporation’s investments, serving as directors and officers of portfolio companies, providing managerial assistance to portfolio companies, enforcing the Corporation’s rights in respect of its investments and disposing of investments. All allocations made pursuant to this paragraph (c) shall be made pursuant to allocation guidelines approved from time to time by the Board of Directors. The Corporation shall also be responsible for the payment of all the Corporation’s other expenses, including payment of the fees payable to the Adviser under Section 6 hereof; organizational and offering expenses; expenses incurred in valuing the Corporation’s assets and computing its net asset value per share (including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Corporation and in monitoring the Corporation’s investments and performing due diligence on the Corporation’s prospective portfolio companies or otherwise related to, or associated with, evaluating and making investments; interest payable on debt, if any, incurred to finance the Corporation’s investments and expenses related to unsuccessful portfolio acquisition efforts; offerings of the Corporation’s common stock and other securities; investment advisory and management fees payable under this Agreement; administration fees; transfer agent and custody fees and expenses; federal and state registration fees; all costs of registration and listing the Corporation’s shares on any securities exchange; federal, state and local taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission (“SEC”) or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the costs associated with individual or group stockholders; the Corporation’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other non-investment advisory expenses incurred by the Corporation or the Adviser in connection with the administering the Corporation’s business.
(d)   The Adviser shall give the Corporation the benefit of its professional judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, directors, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Corporation in connection with the matters to which this Agreement relates, provided, that the foregoing exculpation shall not apply to a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided further, however, that the foregoing shall not constitute a waiver of any rights which the Corporation may have which may not be waived under applicable law.
(e)   The Adviser will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Corporation and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Corporation and its other clients and that the total commissions paid by the Corporation will be reasonable in relation to the benefits to the Corporation over the long term, subject to review by the Board of Directors of the Corporation from time to time with respect to the extent and continuation of such practice to determine whether the Corporation benefits, directly or indirectly, from such practice.

3.   Services Not Exclusive.   Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will not undertake, and will cause its employees not to undertake, activities which, in its reasonable judgment, will adversely affect the performance of the Adviser’s obligations under this Agreement.
4.   Agency Cross Transactions.   From time to time, the Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Adviser’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This is because in a situation where the Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Adviser’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Corporation authorizes the Adviser or its affiliates to participate in agency cross transactions involving an Account. The Corporation may revoke its consent at any time by written notice to the Adviser.
5.   Expenses.   During the term of this Agreement, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries or directors’ fees of any officers or directors of the Corporation who are affiliated persons (as defined in the 1940 Act) of the Adviser.
6.   Compensation of the Adviser.   The Adviser, for its services to the Corporation, will be entitled to receive a management fee (the “Base Management Fee”) and an incentive fee (“Incentive Fee”) from the Corporation.
(a)   The Base Management Fee will be calculated at an annual rate of 1.75% of the Corporation’s gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. The Base Management Fee is payable quarterly in arrears on a calendar quarter basis. The Base Management Fee will be calculated based on the average value of the Corporation’s gross assets at the end of the two most recently completed calendar quarters prior to the quarter for which such fees are being calculated. Base Management Fees for any partial month or quarter will be appropriately pro-rated.
(b)   The Incentive Fee will consist of two parts, as follows:
(i)   The first component of the Incentive Fee (the “Income-Based Fee”) will be calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter for which such fees are being calculated and shall be payable promptly following the filing of the Corporation’s financial statements for such quarter. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Corporation receives from portfolio companies) accrued during the calendar quarter, minus the Corporation’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Corporation’s administration agreement (the “Administration Agreement”), any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income not yet received in cash; provided, however, that the portion of the Incentive Fee attributable to deferred interest features shall be paid, together with interest thereon from the date of deferral to the date of payment at the prime rate published from time to time by the Wall Street Journal or, in the absence thereof, a bank chosen by the board of directors, only if and to the extent received in cash, and any accrual thereof shall be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income shall not reduce the amounts payable for any quarter pursuant to clause (ii) below. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
(ii)   Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Corporation’s net assets (defined as total assets less senior securities constituting indebtedness and preferred stock) at the end of the calendar quarter for which such fees are being calculated, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Corporation will pay the Adviser the Income-Based Fee with respect to the Corporation’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:
(1)
no Income-Based Fee for any calendar quarter in which the Corporation’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

(2)
100% of the Corporation’s Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such quarter, if any, that exceeds the hurdle rate but is less than 2.5% (10.0% annualized); and

(3)
20.0% of the amount of the Corporation’s Pre-Incentive Fee Net Investment Income for any calendar quarter with respect to that portion of the Pre-Incentive Fee Net Investment Income for such quarter, if any, that exceeds 2.5% (10.0% annualized);

provided that, no Incentive Fee in respect of Sections 6(c)(i) and 6(c)(ii) hereof will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the calendar quarter for which such fees are being calculated and the 11 preceding quarters exceeds the cumulative Incentive Fees accrued and/or paid pursuant to Section 6(c) hereof for such 11 preceding quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of Pre-Incentive Fee Net Investment Income, realized gains and losses and unrealized appreciation and depreciation of the Corporation for the calendar quarter for which such fees are being calculated and the 11 preceding calendar quarters. These calculations will be appropriately adjusted for any share issuances or repurchases during the calendar quarter for which such fees are being calculated.
(iii)   The second part of the Incentive Fee (the “Capital Gains Fee”) will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below) and is calculated at the end of each applicable year by subtracting (1) the sum of the Corporation’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) the Corporation’s cumulative aggregate realized capital gains, in each case calculated from October 26, 2012. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then no Capital Gains Fee will be payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.
7.   Indemnification.   The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Section 7 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).
8.   Duration and Termination.
(a)   This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Corporation, (ii) by the vote of the Corporation’s Directors, or (iii) by the Advisor. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.
(b)   This Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Corporation and (B) the vote of a majority of the members of the Corporation’s Board who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.
(c)   This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).
9.   Notices.   Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.
10.   Amendment of this Agreement.   This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the 1940 Act.
11.   Entire Agreement; Governing Law.   This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

12.   Miscellaneous.   The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13.   Counterparts.   This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.
STELLUS CAPITAL INVESTMENT CORPORATION
By:

Name: W. Todd Huskinson
Title:   Chief Financial Officer
STELLUS CAPITAL MANAGEMENT, LLC
By:

Name: Robert T. Ladd
Title:   Chief Executive Officer

STELLUS CAPITAL INVESTMENT CORPORATIONMr AB SampleSample StreetSample TownSampleshire, XXX XXX PROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or telephone.Vote Your Proxy on the Internet: Go to www.AALvote.com/SCMHave your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote Your Proxy by Phone: Call 1-866-804-9616Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.Vote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. As a stockholder of Stellus Capital Investment Corporation, you have the option of voting your shares electronically through the Internet or bytelephone, eliminating the need to return the proxy card. Your electronic CONTROL NUMBER or telephonic vote authorizes the named proxies to vote your sharesin the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM ET on June 15, 2026. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. STELLUS CAPITAL INVESTMENT CORPORATIONANNUAL MEETING OF STOCKHOLDERSJUNE 16, 2026 at 10:00 AM (CDT)THIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF STELLUS CAPITAL INVESTMENT CORPORATIONThe stockholder(s) hereby appoint(s) Robert T. Ladd and W. Todd Huskinson or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Stellus Capital Investment Corporation (the “Company”) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM CDT on June 16, 2026 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/ SCM/2026 by 11:59 PM ET on June 15, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Furtherinstructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Questions and Answers About This Proxy Material and Voting”. Mr AB SampleSample StreetSample TownSampleshire, XXX XXXCONTROL NUMBERAddress Change:(If you noted any Address Changes above, please mark box.) This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is provided, this proxy will be voted in accordance with the Board of Directors’recommendations.Signature_____________________________________________________Date_________________________________________________________Title__________________________________________________________Signature (Joint Owners)______________________________________NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 16, 2026:The Notice & Proxy Statement and Annual Report are available at https://web.viewproxy.com/SCM/2026 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR the nominee listed in Proposal 1, and FOR Proposals 2 and 3. Please mark your votes like this 1.To elect one director of the Company nominated by the Company’s Board of Directors and named in this proxy statement who will serve for three years or until his successor is elected and qualified; ELECTION OF DIRECTOR:FORWITHHOLD(1) Bruce R. Bilger2.To approve a new investment advisory agreement between the Company and Stellus Capital Management, LLC; FOR AGAINST ABSTAIN 3.To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies; and FOR AGAINST ABSTAIN 4.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.